Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Meditech Pharmaceuticals, Inc. (the "Company") Annual Report on Form 10-KSB for the year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Steven
I. Kern, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1034, as amended, and

     (2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.





                                              By:  /s/  STEVEN I. KERN
                                                 ------------------------------
                                                        STEVEN I. KERN
                                                        President and
                                                        Chief Financial Officer
August 28, 2002